ASSETS ACQUISITION	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
ASSETS ACQUISITION
4.	ASSETS ACQUISITION
In December 2019, the Group entered into a purchase agreement with Zhengzhou Kaitong Technology and Trading Co., Ltd (“Zhengzhou Kaitong”). The purpose of the acquisition is to acquire the commercial real estate owned by Zhengzhou Kaitong which includes two completed office buildings and one office building in construction. The Group plans to use these premises for business operating purposes.
In January 2020, the Group completed the acquisition of the real estate for an aggregate consideration of RMB333,809, which consisted of cash consideration amounting RMB228,089 and liability amounting RMB105,720. As of December 31, 2020, the Group had a future obligations related to
the purchase amount
ing
 to RMB127,316
,
a
mong which RMB26,580 was recognized as long-term payables as the Group does not expect the payment to be completed within one year of the acquisition based on the agreement.